UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Thrivent Series Fund, Inc.

(Name of Registrant as Specified in Charter)

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Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, MN 55415

June 18, 2015

Dear Contractholder:

The Board of Directors of Thrivent Series Fund, Inc. has scheduled a special meeting of shareholders for August 14, 2015, to elect a Board of Directors for the Thrivent Series Fund, Inc., which includes all nine of the current Directors and one additional nominee for Director. In addition, if you are a contractholder of Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio or Thrivent Moderately Conservative Allocation Portfolio (collectively, the “Asset Allocation Portfolios”), you will be asked to approve a new investment advisory fee structure for the Asset Allocation Portfolios. If you are unable to attend the meeting, or would prefer not to, please vote by proxy before August 14, 2015 in one of the ways described below.

The Board recommends that you vote in favor of these proposals. Although the reasons for this recommendation are described in detail in the accompanying Proxy Statement, in summary:

•	Approval of the Director nominees will allow the Board to address the changing needs of the Thrivent Series Fund, Inc. by appointing an additional Director to the Board.

•	The Board believes that the new investment advisory fee structure for the Asset Allocation Portfolios will be easier for shareholders and potential shareholders to understand. Please note that this change is expected to decrease the net expense ratios paid by contractholders. The investment advisory fees of the Asset Allocation Portfolios will increase under the new fee structure, but such increase will be offset by contractual fee waivers.

For these and the other reasons described in the Proxy Statement, the Board of Directors unanimously recommends that you vote “FOR” the proposals to elect the Directors of the Thrivent Series Fund, Inc. and approve a new investment advisory fee structure for the Asset Allocation Portfolios.

Your vote is extremely important. You can vote quickly and easily in any one of these ways:

•	Via internet: through the website listed on your voting form
•	Via telephone: using the toll-free number listed on the voting form
•	Via mail: a postage paid envelope will be included in the your packet
•	In person: attend the shareholders meeting on August 14 at the Thrivent Financial corporate office in Minneapolis

Whether or not you expect to attend the meeting, please help us to avoid the cost of a follow-up mailing by voting as soon as possible. If you have any questions about the proxy card, please call Computershare, the company retained to coordinate proxy solicitation and voting, at 1-866-865-3843.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. Please read the entire Proxy Statement carefully before you vote.

Thank you for taking these matters seriously and participating in this important process.

Sincerely,

David S. Royal

President

Thrivent Series Fund, Inc.

IMPORTANT SHAREHOLDER INFORMATION

Within This Package You Will Find the Following:

•	Proxy Statement

•	Voting Instruction Form

•	Business reply envelope

The Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has unanimously approved the proposals regarding the election of Directors of the Fund and, with respect to Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio or Thrivent Moderately Conservative Allocation Portfolio (collectively, the “Asset Allocation Portfolios”), the new investment advisory fee structure. The following questions and answers provide a brief overview of the items contained in the Proxy Statement. The Board encourages you to read the full text of the enclosed Proxy Statement carefully.

What am I being asked to vote on at the upcoming special meeting of shareholders to be held on August 14, 2015 (the “Special Meeting”)?

All shareholders of the Fund are asked to vote to elect Directors to serve on the Board of Directors of the Fund. The nominees include all nine of the current Directors and one additional nominee. In addition, the shareholders of the Asset Allocation Portfolios are asked to vote in favor of approving a proposed new investment advisory fee structure. These proposals are discussed more fully in the Proxy Statement.

Why does the Board recommend that I vote in favor of the election of Directors?

The Board recommends that you vote in favor of the Director nominees because the Board believes that the addition of one non-incumbent Director nominee would benefit the Fund and its shareholders. The proposed non-incumbent Director has extensive investment management experience and would be able to provide meaningful oversight of the Fund’s operations and the efforts of the Fund’s investment adviser to navigate the complexities of today’s financial markets and the evolution of the Fund’s business. In addition, the election of all Directors at this time will allow the Board, in the future, to appoint additional Directors to the Board within the requirements of the Investment Company Act of 1940. Currently, the Board cannot appoint additional Directors to the Board, as more fully explained in the Proxy Statement, unless a certain percentage of Directors has already been elected by shareholders. As the financial markets and regulatory framework in which the Fund operates evolves over time, different needs arise. In order to meet these changing needs, the Board wishes to be able to appoint Directors with the expertise and experience to maintain, and even enhance, the strength of the Board’s oversight of the Fund’s operations.

Why does the Board recommend that I vote in favor of the approval of the new investment advisory fee structure for the Asset Allocation Portfolios?

The Board recommends that you vote in favor of the approval of the new investment advisory fee structure for the Asset Allocation Portfolios because the Board believes that simplifying the fee structure will benefit current shareholders and make the Asset Allocation Portfolios more attractive to potential shareholders. For reasons set forth in the Proxy Statement, the Board believes that the current investment advisory fee structure has served the Asset Allocation Funds well and has provided competitive advisory fees to shareholders. However, the current structure, while effective, is somewhat complicated. The Board and management of the Fund believe that a simplified fee structure is more consistent with the Fund’s brand messaging. As described more fully in the Proxy Statement, the Asset Allocation Portfolios’ net expense ratios are expected to decrease as a result of the change to the fee structure. The investment advisory fees of the Asset Allocation Portfolios will increase under the new fee structure, but such increase will be offset by contractual fee waivers.

Will my vote make a difference?

Yes! Your vote is needed to ensure that the proposal(s) can be acted upon at the Special Meeting. Your immediate response will help save the costs of any further solicitation. We encourage you to participate in the governance of your Fund’s portfolios.

How can I vote?

Shareholders are invited to attend the Special Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed voting instruction form. If this feature is used, there is no need to mail the voting instruction form.

•	By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed voting instruction form. If this feature is used, there is no need to mail the voting instruction form.

•	By Mail: If you vote by mail, please indicate your voting instructions on the enclosed voting instruction form, date and sign the form, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Special Meeting by filing a written notice of revocation, by executing another proxy bearing a later date or by attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person. Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions.

2

Thrivent Aggressive Allocation Portfolio	Thrivent Small Cap Index Portfolio
Thrivent Moderately Aggressive	Thrivent Mid Cap Growth Portfolio
Allocation Portfolio	Thrivent Partner Mid Cap Value
Thrivent Moderate Allocation Portfolio	Portfolio
Thrivent Moderately Conservative	Thrivent Mid Cap Stock Portfolio
Allocation Portfolio	Thrivent Mid Cap Index Portfolio
Thrivent Growth and Income Plus Portfolio	Thrivent Partner Worldwide Allocation
Thrivent Balanced Income Plus Portfolio	Portfolio
Thrivent Diversified Income Plus Portfolio	Thrivent Partner All Cap Portfolio
Thrivent Opportunity Income Plus Portfolio	Thrivent Large Cap Growth Portfolio
Thrivent Partner Technology Portfolio	Thrivent Partner Growth Stock
Thrivent Partner Healthcare Portfolio	Portfolio
Thrivent Natural Resources Portfolio	Thrivent Large Cap Value Portfolio
Thrivent Partner Emerging Markets	Thrivent Large Cap Stock Portfolio
Portfolio	Thrivent Large Cap Index Portfolio
Thrivent Real Estate Securities Portfolio	Thrivent High Yield Portfolio
Thrivent Partner Small Cap Growth	Thrivent Income Portfolio
Portfolio	Thrivent Bond Index Portfolio
Thrivent Partner Small Cap Value Portfolio	Thrivent Limited Maturity Bond Portfolio
Thrivent Small Cap Stock Portfolio	Thrivent Money Market Portfolio

Series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

to be Held on August 14, 2015

A Special Meeting of Shareholders (the “Special Meeting”) of each series of Thrivent Series Fund, Inc. (the “Fund”) listed above will be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota on August 14, 2015, at 9:30 a.m. Central Time for the following purposes:

1.	For all shareholders, to elect Directors of the Fund.

2.	For shareholders of Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio and Thrivent Moderately Conservative Allocation Portfolio, to approve a new investment advisory fee structure.

3.	For all shareholders, to consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

The Board of Directors of the Fund has fixed the close of business on June 16, 2015 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.

By Order of the Board of Directors

Michael W. Kremenak

Secretary

Thrivent Series Fund, Inc,

Minneapolis, Minnesota

June 18, 2015

YOUR VOTE IS IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters by promptly returning your voting instructions on the enclosed proxy card. If you are unable to be present in person, please mark, date, sign and return the voting instruction form. The enclosed envelope requires no postage if mailed within the United States. You also may vote by telephone or the Internet by following the instructions on the enclosed voting instruction form.

2

Thrivent Aggressive Allocation Portfolio	Thrivent Small Cap Index Portfolio
Thrivent Moderately Aggressive	Thrivent Mid Cap Growth Portfolio
Allocation Portfolio	Thrivent Partner Mid Cap Value
Thrivent Moderate Allocation Portfolio	Portfolio
Thrivent Moderately Conservative	Thrivent Mid Cap Stock Portfolio
Allocation Portfolio	Thrivent Mid Cap Index Portfolio
Thrivent Growth and Income Plus Portfolio	Thrivent Partner Worldwide Allocation
Thrivent Balanced Income Plus Portfolio	Portfolio
Thrivent Diversified Income Plus Portfolio	Thrivent Partner All Cap Portfolio
Thrivent Opportunity Income Plus Portfolio	Thrivent Large Cap Growth Portfolio
Thrivent Partner Technology Portfolio	Thrivent Partner Growth Stock
Thrivent Partner Healthcare Portfolio	Portfolio
Thrivent Natural Resources Portfolio	Thrivent Large Cap Value Portfolio
Thrivent Partner Emerging Markets	Thrivent Large Cap Stock Portfolio
Portfolio	Thrivent Large Cap Index Portfolio
Thrivent Real Estate Securities Portfolio	Thrivent High Yield Portfolio
Thrivent Partner Small Cap Growth	Thrivent Income Portfolio
Portfolio	Thrivent Bond Index Portfolio
Thrivent Partner Small Cap Value Portfolio	Thrivent Limited Maturity Bond Portfolio
Thrivent Small Cap Stock Portfolio	Thrivent Money Market Portfolio

Series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) to be used at a Special Meeting of Shareholders and any adjournments (collectively, the “Special Meeting”) of each series of the Fund listed above (each, a “Portfolio,” and collectively, the “Portfolios”) to be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on August 14, 2015, at 9:30 a.m. Central Time. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy card are first being mailed on or about July 1, 2015.

Each Portfolio is a separate series of the Fund, which is an open-end investment company commonly called a mutual fund. The Portfolio issues and sells its shares solely to:

•	Separate accounts of Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life;

•	Other portfolios of the Fund; and

•	Retirement plans sponsored by Thrivent Financial.

As the sole record owners of the Fund, Thrivent Financial, Thrivent Life, the other Portfolios of the Fund, and the retirements plans sponsored by Thrivent Financial are the sole shareholders of the Fund and are entitled to vote all of the shares of the Fund at the special meeting. However, pursuant to applicable laws, Thrivent Financial and Thrivent Life vote their outstanding shares of the Fund in accordance with instructions received from the owners of the variable contracts. This Proxy Statement and the accompanying materials are being delivered to variable contract owners (who are sometimes referred to as “contractholders”) who, by virtue of their ownership of variable contracts, beneficially owned shares of the Fund as of the record date for the special meeting, June 16, 2015, so that they may instruct Thrivent Financial and Thrivent Life how to vote the shares of the Fund underlying their variable contracts.

For ease of reference, the term “shareholders” will be used in this Proxy Statement and the accompanying materials to refer collectively to both record owners and beneficial owners of shares of the Fund (i.e., both shareholders and contractholders) as of the record date.

Proposals

The following table identifies each proposal in the Notice of Special Meeting of Shareholders and indicates the shareholders of the Portfolios that are being solicited to approve the proposal.

	Description of Proposal	Portfolios Affected
1.	Elect Directors of the Fund	All Portfolios
2.	Approve a New Advisory Fee Structure	Thrivent Aggressive Allocation
Portfolio, Thrivent Moderately
Aggressive Allocation Portfolio,
Thrivent Moderate Allocation Portfolio
and Thrivent Moderately Conservative
Allocation Portfolio (collectively, the
“Asset Allocation Portfolios”)

Quorum and Voting

Who is entitled to vote?

Shareholders of record of each Portfolio at the close of business on June 16, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.

The shareholders of each Portfolio will vote separately on certain matters at the Special Meeting as described below, although voting instructions are being solicited through use of this combined Proxy Statement. With respect to Proposal 1 (regarding the election of Directors of the Fund), shareholders of each Portfolio of the Fund will vote together with each other Portfolio of the Fund. With respect to Proposal 2 (regarding a new advisory fee structure for the Asset Allocation Portfolios), shareholders of each Asset Allocation Portfolio will vote separately. Should Proposal 2 be approved by shareholders of one or more Asset Allocation Portfolios but not by shareholders of another Asset Allocation Portfolio, Proposal 2 will be effective with respect to each Portfolio for which shareholders have approved the proposal.

The table below reflects the total number of shares of each class of each Portfolio issued and outstanding as of the Record Date.

Portfolio	Shares
Thrivent Aggressive Allocation	60,645,225.74
Thrivent Moderate Allocation	623,660,022.66
Thrivent Moderate Aggressive Allocation	329,804,451.34
Thrivent Moderate Conservative Allocation	301,159,761.60
Thrivent Growth and Income Plus	7,375,962.57
Thrivent Balanced Income Plus	20,748,849.13
Thrivent Diversified Income Plus	57,800,109.67
Thrivent Opportunity Income Plus	8,466,098.15
Thrivent Partner Technology	5,797,704.18
Thrivent Partner Healthcare	7,156,570.87
Thrivent Natural Resources	6,236,400.66
Thrivent Partner Emerging Markets Equity	4,090,486.70
Thrivent Real Estate Securities	6,652,462.21
Thrivent Partner Small Cap Growth	2,715,043.58
Thrivent Partner Small Cap Value	13,609,638.20
Thrivent Small Cap Stock	16,547,505.00
Thrivent Small Cap Index	15,751,952.13
Thrivent Mid Cap Growth	16,343,669.90
Thrivent Partner Mid Cap Value	22,168,360.39
Thrivent Mid Cap Stock	39,897,286.33
Thrivent Mid Cap Index	9,877,863.51
Thrivent Partner Worldwide Allocation	173,671,582.02
Thrivent Partner All Cap	5,212,096.30
Thrivent Large Cap Growth	34,746,072.24
Thrivent Partner Growth Stock	4,542,656.41
Thrivent Large Cap Value	71,330,332.97
Thrivent Large Cap Stock	67,281,032.66
Thrivent Large Cap Index	16,850,769.83
Thrivent High Yield	176,885,848.37
Thrivent Income	133,678,999.64
Thrivent Bond Index	14,093,329.83
Thrivent Limited Maturity Bond	103,161,699.92
Thrivent Money Market	131,170,197.07

Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. Each share is entitled to one vote.

How Can I Vote?

Thrivent Financial and Thrivent Life will cast your votes according to your voting instructions. If you sign and date your voting instruction form, but do not specify instructions, your shares of the Portfolio will be voted “FOR” all the proposals. With respect to shares for which no voting instructions are received, and with respect to any shares held by Thrivent Financial or by any of its subsidiaries or affiliates for their own accounts, Thrivent Financial will cast votes in proportion to the shares with respect to which they have received instructions from beneficial owners. As a result of such proportional voting, a small number of shareholders may determine the outcome of a proposal.

You may vote by mail, telephone or the Internet. To vote by mail, date and sign the enclosed voting instruction form and return it in the enclosed postage-paid envelope. To vote by telephone or the Internet, use the telephone number or website address on the enclosed voting instruction form. If you vote by telephone or the Internet, there is no need to mail the voting instruction form. You are also invited to attend the Special Meeting and to vote in person.

You may revoke your voting instructions at any time prior to their use by:

•	giving written notice of revocation to an officer of the Fund,

•	returning to an officer of the Fund a properly executed, later dated voting instruction form,

•	voting later by telephone or Internet, or

•	attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person.

Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions. Shares represented by the signed voting instructions received by the Board in time for voting that are not revoked will be voted in accordance with the instructions noted on the signed voting instruction forms. Unless instructions to the contrary are marked on the proxy card, the shares represented by the proxy card will be voted FOR all the proposals. The proxy card grants discretion to the persons named thereon, as proxies, to take such further action as they determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments. The Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

What is the requirement for a quorum?

In order for the Special Meeting to go forward, there must be a quorum. This means that at least a majority of the shares of the Fund entitled to vote at the Special

Meeting must be represented in person or by proxy at the Special Meeting. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Fund. Thrivent Financial’s representation at the special meeting will, therefore, assure the presence of a quorum.

What is the voting requirement to pass each Proposal?

A plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum is present will be required for the election of Directors (Proposal 1). Approval of Proposal 2 by each Asset Allocation Portfolio requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of such Asset Allocation Portfolio, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”). For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of the Portfolio means the lesser of (1) the vote of 67% or more of the shares of the Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Portfolio. Should Proposal 2 be approved by shareholders of one or more Asset Allocation Portfolios but not by shareholders of another Asset Allocation Portfolio, Proposal 2 will be effective with respect to each portfolio for which shareholders have approved the proposal.

Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) will be deemed present for quorum purposes. With respect to Proposal 1, abstentions and broker non-votes are disregarded since only votes “FOR” are considered in a plurality voting requirement. With respect to Proposal 2, abstentions and broker non-votes have the same effect as votes cast “AGAINST” the proposal.

How are voting instructions being solicited?

The Board expects to make this solicitation primarily by mail. However, in addition to soliciting voting instructions by mail, the officers and Directors of the Fund and persons affiliated with Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), the Fund’s investment adviser, may solicit voting instructions personally or by telephone or other electronic means. The Fund also may retain a proxy solicitation firm to assist in any special, personal solicitation of voting instructions. We do not expect to incur solicitation expenses for these proposals. The Board has determined an equitable allocation of the cost of retaining a proxy solicitation firm, and other expenses incurred in connection with preparing this Proxy Statement, as described below. The costs of electing Directors, estimated to be $787,000, are an expense of the Fund and will be borne by the Portfolios. Such costs will be allocated among the Portfolios based upon their respective numbers of contractholders. The incremental costs associated with Proposal 2 are estimated to be $20,000, which will be paid by the Asset Allocation Portfolios. Such costs paid by the Asset Allocation Portfolios will be allocated among the Asset Allocation Portfolios based upon their respective numbers of contractholders. Total proxy costs are estimated to be $807,000. Should a proposal not be approved by contractholders, the Board will discuss alternatives with the Adviser.

Additional Information about the Portfolios

The financial statements of each Portfolio for the fiscal year ended December 31, 2014, are included in the Fund’s annual report, which have been previously sent to shareholders. The Fund will provide you with a copy of an annual or semiannual report without charge. You may obtain a copy of these reports by writing to Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or by calling toll-free (800) 847-4836. These reports are also available on the website (www.thrivent.com) of Thrivent Financial.

The percentages of shares of the Fund outstanding held by various entities on the Record Date are listed in the table below. The officers and Directors of the Fund cannot directly own shares of the Fund’s Portfolios, and they cannot beneficially own shares of the Fund unless they purchase variable contracts issued by Thrivent Financial or Thrivent Life or participate in a retirement plan sponsored by Thrivent Financial. As of the Record Date, the officers and directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. To the best knowledge of the Fund, no person other than Thrivent Financial and Thrivent Life owned, of record or beneficially, 5% or more of the outstanding shares of the Fund as of the Record Date. Information as of that date with regard to ownership by Thrivent Financial, Thrivent Life and the Retirement Plan sponsored by Thrivent Financial in the Fund is provided below:

Name	Percentage of Shares Outstanding
Thrivent Financial for Lutherans	71.75%
Thrivent Life Insurance Company	4.99%
Other Holders	22.92%
Defined Benefit Trust	0.34%

PROPOSAL 1

Election of Directors

Background

The Board is responsible for supervising the management of the Fund. The 1940 Act and rules adopted under the 1940 Act contain provisions requiring that certain percentages of a mutual fund’s board of directors consist of individuals who are independent of the mutual fund within the meaning of Section 2(a)(19) of the 1940 Act. Current regulations applicable to the Fund require that a majority of the Fund’s Board consist of “Independent Directors.”

In addition, as a general matter, no individual may serve as a Director unless that individual was elected as a Director by the outstanding voting securities of a mutual fund. Vacancies occurring, however, between shareholder meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy, at least two-thirds of the Directors then holding office shall have been elected to such office by the holders of the outstanding voting securities at a shareholder meeting (the “two-thirds rule”).

The Board currently consists of nine persons, eight of whom are Independent Directors. Six of the nine incumbent Directors (Richard L. Gady, Russell W. Swansen, Richard A. Hauser, Paul R. Laubscher, Douglas D. Sims, and Constance L. Souders) have been elected by shareholders at a past shareholder meeting. Between the years 2009 and 2011, four Independent Directors retired. Three incumbent Directors are scheduled to retire at the end of 2016. The currently sitting Directors, because of the requirements of the 1940 Act, cannot appoint any additional Directors. These Directors, however, believe that the addition of new Directors would benefit the Fund and its shareholders.

Reasons for the Proposal

This proposal serves two purposes. First, the Board believes that the Fund and its shareholders would benefit from the expertise of a new Director nominee, Mr. Royal, who would be a valuable addition to the Board. Mr. Royal has significant investment management experience and would be able to provide meaningful oversight of the Fund’s operations and the investment manager’s efforts to navigate the complexities of today’s financial markets and the evolution of the Fund’s business. His qualifications and the qualifications of the other nominees are discussed below.

In addition, the election by shareholders of all Directors at this time will allow the Board to appoint new Directors, if the need were to arise, and comply with the regulatory requirements of the 1940 Act (i.e., the two-thirds rule).

The Director nominees include the nine incumbent Directors (Ms. Case, Mr. Gady, Mr. Hauser, Mr. Joseph, Mr. Laubscher, Mr. Nussle, Mr. Sims, Ms. Souders

and Mr. Swansen) and one non-incumbent nominee (Mr. Royal). At a meeting held on May 20, 2015, the Board recommended and nominated these individuals to serve as Directors to the Fund, pending shareholder approval.

If these ten nominees were to be elected, eight of the ten Directors would be Independent Directors. Mr. Swansen and Mr. Royal, through their positions with Thrivent Financial, the Fund’s investment adviser, would be interested Directors. The Board believes that this percentage of Independent Directors to total Directors (80%) is appropriate for executive oversight of the Fund. It is important to note that the Chair of the Board, Mr. Hauser, is an Independent Director.

All shares represented by valid proxy cards will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Directors if elected. If for any reason, any of the nominees should not be available for election as contemplated, the proxies named in the proxy card may, unless otherwise limited, vote the shares represented thereby to elect such substitute nominees, if any, as may be designated by the Board, subject to the applicable provisions of the 1940 Act. This election will help assure continued compliance with 1940 Act provisions regarding the election of Directors. Background information on all of the nominees is provided below.

Nominees

Independent Directors1

Name, Address and Year of Birth	Position with the Fund and Length of Service[2]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Janice B. Case 625 Fourth Avenue South Minneapolis, MN (1952)	Director since 2011	Retired	60	Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERO”) for North America regulatory organization) since 2008.

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN (1943)	Director since 2004	Retired	60	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN (1943)	Director since 2004	Vice President and Assistant General Counsel, The Boeing Company since 2007.	60	None

Name, Address and Year of Birth	Position with the Fund and Length of Service[2]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN (1960)	Director since 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.	60	None

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN (1956)	Director since 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds since 1989.	60	None

James A. Nussle 625 Fourth Avenue South Minneapolis, MN (1960)	Director since 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009.	60	Currently, Advisory Board member of AVISTA Capital Partners and Director of PRA Group, Inc. (PRAA)

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN (1946)	Director since 2006	Retired	60	Currently, Director of the Keystone Science School. Previously, Director of the Center for Corporate Excellence.

Constance L. Souders 625 Fourth Avenue South Minneapolis, MN (1950)	Director since 2007	Retired	60	None

Interested Directors3

Name, Address and Year of Birth	Position with Fund and Length of Service[2]	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Chief Investment Officer since 2015; Director since 2009	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003	60	Currently, Director of Twin Bridge Capital Partners, Invenshure LLC, Children’s Cancer Research Fund, and Intellectual Takeout.

Name, Address and Year of Birth	Position with Fund and Length of Service[2]	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years

David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	President since 2015	President, Thrivent Series Fund Inc., Thrivent Financial since 2015; Vice President and Deputy General Counsel from 2006 to 2015; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010	60	Currently, Fairview Hospital Foundation

1	The Directors, other than Mr. Swansen and Mr. Royal, are not “interested persons” of the Fund and are referred to as “Independent Directors.”
2	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified.
3	“Interested person” of the Fund as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Swansen and Mr. Royal are considered interested persons because of their principal occupation with Thrivent Financial.

Qualifications of the Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded, based on each nominee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other nominees, that each nominee is qualified to serve as a Director of the Fund. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors (in the case of the individuals that currently serve as Directors), Thrivent Financial, the Portfolios’ investment manager, the sub-advisers, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business, consulting and/or public service positions, and through experience from service as a Director on the Board of the Fund, other mutual funds, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each nominee. As used in this Proxy Statement, the Fund, Thrivent Cash Management Trust, and Thrivent Mutual Funds constitute the “Fund Complex.”

Independent Director Nominees

Janice B. Case. Ms. Case has served as a Director on the Board of the Fund Complex since 2011 and as Chair of the Governance and Nominating Committee since 2012. She has nearly 40 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several public corporate and non-profit boards.

Richard L. Gady. Mr. Gady has served as a Director on the Board of the Fund Complex since 1987. He has experience as an executive officer and economist for a large public company in the agribusiness. Mr. Gady also has experience as a director as a former board member of the International Agricultural Marketing Association, the MOSAIC in Axtell and the Omaha Hearing School, and as an advisor to the USDA and USTR for agricultural trade policy.

Richard A. Hauser. Mr. Hauser has served as a Director on the Board of the Fund Complex since 2004, as Chair of the Board since 2012 and as Chair of the Ethics and Compliance Committee from 2005 through 2011. He is a licensed attorney and is currently Vice President and Assistant General Counsel for a large publicly traded aerospace company. Mr. Hauser was formerly a partner in a large national law firm and has held senior positions in government, including as deputy White House counsel to President Ronald Reagan and as general counsel for the U.S. Department of Housing and Urban Development. He has experience as a director as a former board member and chairman of The Luther Institute and the Pennsylvania Avenue Development Corporation and a former director on the board of Lutheran Brotherhood, the Washington Hospital Center and a public healthcare-related company.

Marc S. Joseph. Mr. Joseph has served as a Director on the Board of the Fund Complex since 2011 and as Chair of the Ethics and Compliance Committee since 2012. He has more than 20 years of experience in the investment industry, including over five years as a portfolio manager for mutual funds and institutional accounts and three years as a chief investment officer. Mr. Joseph is the co-founder of a consulting and advisory firm registered with the Financial Conduct Authority, the regulator of financial service providers in the United Kingdom. As the founder and Managing Director of another private investing and consulting company, he has provided services as a mediator or arbitrator for cases involving disputes with broker-dealers.

Paul R. Laubscher. Mr. Laubscher has served as a Director on the Board of the Fund Complex since 2009 and as Chair of the Investment Committee since 2010. He is a holder of the Chartered Financial Analyst designation and has over 25 years of experience as a portfolio manager. Mr. Laubscher has served as a senior investment manager of the retirement fund of a large public technology company since 1997.

James A. Nussle. Mr. Nussle has served as a Director on the Board of the Fund Complex since 2011. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle is a founding member, president and chief executive officer of the Nussle Group, a public affairs media and strategic consulting firm, and he also serves as an executive officer of a trade association of renewable energy companies. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.

Douglas D. Sims. Mr. Sims has served as a Director on the Board of the Fund Complex since 2006 and as Chair of the Audit Committee since 2009. Mr. Sims has over 37 years of experience in the financial services industry, including experience gained as the former chief executive officer of CoBank, a cooperative bank that provided financing to agribusinesses and rural-based customers. He has experience as a director as a former board member and chairman of the Federal Farm Credit Banks Funding Corporation.

Constance L. Souders. Ms. Souders has served as a Director on the Board of the Fund Complex since 2007 and as Chair of the Contracts Committee since 2010. She also serves as the Audit Committee financial expert. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund distributor.

Interested Director Nominees

David S. Royal. Mr. Royal has nearly 18 years of experience advising and working for mutual fund complexes. He is currently the President of the Fund Complex. Prior to his current position, Mr. Royal was Deputy General Counsel for Thrivent Financial and the Secretary and Chief Legal Officer of the Fund Complex. Before joining Thrivent, Mr. Royal was a partner at an international law firm based in Chicago. Mr. Royal teaches a course at a law school about the investment management industry. He also serves on the board of directors of a non-profit organization and is currently the Vice Chair.

Russell W. Swansen. Mr. Swansen has served as a Director on the Board of the Fund Complex since 2009. He has over 30 years of investment management experience and has served as Senior Vice President and Chief Investment Officer of Thrivent Financial since 2003. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He has experience as a director on the board of several companies (both public and private) and non-profit organizations.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund and its Portfolios rests with the Board of Directors. The Board has engaged Thrivent Financial to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing Thrivent Financial and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of Minnesota law, other applicable laws and the Fund’s charter. The Board conducts regular quarterly meetings. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities. The Board met four times during the last fiscal year. Each Director attended at least 75% of the total number of meetings of the Board of Directors held during the fiscal year ended December 31, 2014, and, if a member, at least 75% of the total number of meetings of the Committees held during the same period for which he or she served.

The Board has appointed an Independent Director to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Fund’s charter documents, the designation of Chairperson does not impose on such Independent Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Directors and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

The Fund and the Portfolios are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Financial, the sub-advisers and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs.

Each of Thrivent Financial, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Fund and Portfolios and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Financial, sub-advisers, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, and internal auditors for Thrivent Financial, as appropriate, regarding risks faced by the Fund and its Portfolios, and Thrivent Financial’ s risk functions.

The Audit Committee of the Board, which is composed of all Independent Directors, oversees management of financial risks and controls. The primary responsibilities of the Audit Committee include, as set forth in its charter, recommending the engagement or retention of the Fund’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control. The head of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Committee reports. This Committee met six times during the last fiscal year.

As set forth in is charter, the Ethics and Compliance Committee of the Board, which is composed of all Independent Directors, monitors ethical risks and oversees the legal and regulatory compliance matters of the Portfolios. The head of business risk management meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). In addition, the Fund’s Anti-Money Laundering Officer meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on a regular basis. The Anti-Money Laundering Officer’s reports relate to privacy, business continuity and anti-money laundering concerns. Although the Ethics and Compliance Committee is responsible for overseeing ethical and compliance risks, the entire Board is regularly informed of these risks through Committee reports. This Committee met four times during the last fiscal year.

As set forth in is charter, the Investment Committee of the Board, which is composed of all Independent Directors, assists the Board of Directors in its oversight of the investment performance of the Portfolios; the Portfolios’ consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Portfolios; and the range of investment options offered to investors in the Portfolios. In addition, the Committee assists the Board in its review of investment-related aspects of management’s proposals such as new Portfolios or Portfolio reorganizations. Although the Investment Committee is responsible for oversight of investment risks, the entire Board will be regularly informed of these risks through Committee reports. This Committee met four times during the last fiscal year.

As set forth in is charter, the Contracts Committee, which is comprised of all of the Independent Directors, assists the Board of Directors in fulfilling its duties with respect to the review and approval of contracts between the Fund and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Directors deems necessary or appropriate for the continuation of operations of each Portfolio. The Contracts Committee met six times during the last fiscal year.

As set forth in is charter, the Governance and Nominating Committee assists the Board of Director in fulfilling its duties with respect to the governance of the Fund, including recommendations regarding evaluation of the Board of Directors, compensation of the Directors and composition of the committees and the Board’s membership. The Governance and Nominating Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders sent to the attention of the President of the Fund. The Governance and Nominating Committee met four times during the last fiscal year.

The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Portfolios’ compliance program and reports to the Board regarding compliance matters for the Portfolios and their principal service providers. In addition, as part of the Board’s annual review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Fund’s charter documents do not set forth any specific qualifications to serve as a Director. The charter of the Governance and Nominating Committee also does not set forth any specific qualification. The Governance and Nominating Committee does not have a formal process for identifying nominees, including any nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances. The qualifications that the Committee takes into consideration include, but are not limited to, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, and other matters related to funds and fund oversight, support for the Thrivent mission, personal integrity, reputation and willingness to devote time to serve as a Director. The Committee considers diversity, including, but not limited to, diversity in experience, expertise, background and personal attributes. No one factor is controlling, either with respect to the group or any individual.

Executive Officers

The following information relates to executive officers of the Fund. The officers are appointed by the Board and serve at the discretion of the Board until their successors are duly appointed and qualified. The officers receive no compensation from the Funds but receive compensation in their capacities as officers or employees of Thrivent Financial or its affiliates.

Name, Address and Year of Birth	Position with Fund and Length of Service[1]	Principal Occupation During the Past 5 Years
David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	President since 2015	President, Thrivent Mutual Funds, Thrivent Financial since 2015; Vice President and Deputy General Counsel from 2006 to 2015; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010

Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Chief Investment Officer since 2015; Director since 2009	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003

Michael W. Kremenak 625 Fourth Avenue South Minneapolis, MN (1978)	Secretary and Chief Legal Officer since 2015	Senior Counsel, Thrivent Financial since 2013; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013. Attorney at FAF Advisers from 2009 to 2010

Ted S. Dryden 625 Fourth Avenue South Minneapolis, MN (1965)	Chief Compliance Officer since 2010	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009

Name, Address and Year of Birth	Position with Fund and Length of Service[1]	Principal Occupation During the Past 5 Years
Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN (1967)	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting, Thrivent Financial since 2006

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN (1964)	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN (1961)	Vice President since 2012	Vice President, New Product Management and Development, Thrivent Financial since 2007

Kathryn A. Stelter 625 Fourth Avenue South Minneapolis, MN (1962)	Vice President since 2015	Director, Mutual Fund Operations, Thrivent Financial since 2014, Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014

Kathleen M. Koelling 4321 North Ballard Road Appleton, WI (1977)	Anti-Money Laundering Officer since 2011	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002

James M. Odland 625 Fourth Avenue South Minneapolis, MN (1955)	Assistant Secretary since 2006	Vice President, Managing Counsel, Thrivent Financial since 2005

Todd J. Kelly 4321 North Ballard Road Appleton, WI (1969)	Assistant Treasurer since 2002	Director, Fund Accounting Operations, Thrivent Financial since 2002

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN (1977)	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007

[1]	Officers generally serve at the discretion of the board until their successors are duly appointed and qualified.

Beneficial Interest in the Fund by Directors

The following tables provide information, as of December 31, 2014, regarding the dollar range of beneficial ownership by each Director and Director nominee in each Portfolio of the Fund. The dollar range shown in the third column reflects the aggregate amount of each Director’s beneficial ownership in all registered investment companies within the Fund Complex, which are (or would be, if elected) overseen by the Director.

Independent Directors

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
Janice B. Case	Thrivent Aggressive Allocation Portfolio	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Richard L. Gady	Thrivent Aggressive Allocation Portfolio	None	Over $100,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Richard A. Hauser	Thrivent Aggressive Allocation Portfolio	None	Over $100,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Marc S. Joseph	Thrivent Aggressive Allocation Portfolio	None	$10,001-$50,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Paul R. Laubscher	Thrivent Aggressive Allocation Portfolio	None	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

James A. Nussle	Thrivent Aggressive Allocation Portfolio	None	Over $100,000	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Douglas D. Sims	Thrivent Aggressive Allocation Portfolio	None	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Constance L. Souders	Thrivent Aggressive Allocation Portfolio	None	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Interested Directors

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Russell W. Swansen	Thrivent Aggressive Allocation Portfolio	$10,001-$50,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

David S. Royal	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Growth and Income Plus Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Money Market Portfolio	None

Material Transactions with Independent Directors

No Independent Director of the Fund or any immediate family member of an Independent Director has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser, the principal underwriter, or a subadviser for the Fund, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser, the principal underwriter, or a subadviser for the Fund exceeding $120,000. In addition, no Independent Director of the Fund or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Fund; an officer of the Fund; an investment company or an officer of any investment company having the same investment adviser, subadviser or principal underwriter as the Fund as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the investment adviser, subadviser or principal underwriter of the Fund; the Fund’s investment adviser or principal underwriter; an officer of the Fund’s investment adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Fund (an “Associated Person”). No Independent Director of the Fund or a member of the immediate family of an Independent Director (other than as described in the following paragraph) has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved:

payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

Compensation of Directors

The following table provides the amounts of compensation paid to the Directors and Director nominees either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended December 31, 2014:

Name	Aggregate Compensation from Fund	Total Compensation Paid by Fund and Fund Complex[1]
Interested Directors:
Russell W. Swansen	$0	$0
David S. Royal	$0	$0

Independent Directors:
Janice B. Case	$98,696	$165,000
Richard L. Gady[2]	$92,109	$154,000
Richard A. Hauser[2]	$125,625	$210,000
Paul R. Laubscher[2]	$104,680	$175,000
Marc S. Joseph	$98,696	$165,000
James A. Nussle	$92,712	$155,000
Douglas D. Sims[2]	$104,078	$174,000
Constance L. Souders[2]	$116,649	$195,000

[1]	The “Fund Complex” includes Thrivent Cash Management Trust, the Fund and Thrivent Mutual Funds.
[2]	The Fund has adopted a deferred compensation plan for the benefit of the Independent Directors of the Fund who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Fund. Compensation deferred is invested in the Fund, the allocation of which is determined by the individual Director. Directors participating in the deferred compensation plan do not actually own shares of the Fund through the plan, since deferred compensation is a general liability of the Fund. However, a Director’s return on compensation deferred is economically equivalent to an investment in the applicable series of the Fund. As of December 31, 2014, the total amount of deferred compensation payable to Mr. Gady was $1,196,865; the total amount of deferred compensation payable to Mr. Hauser was $863,916; the total amount of deferred compensation payable to Mr. Laubscher was $192,899; the total amount of deferred compensation payable to Mr. Sims was $1,476,367; the total amount of deferred compensation payable to Ms. Souders was $190,775; and the total amount of deferred compensation payable to Mr. Joseph was $174,688.

Shareholder Communications

Shareholders may contact the Board, or any individual Director, by sending a letter to:

Board of Directors

Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, MN 55415

Independent Accountants

The Fund has retained PricewaterhouseCoopers LLP (“PwC”) as its independent public accountants for the fiscal year ending December 31, 2014. Representatives of PwC are not expected to be present at the Special Meeting but are expected to be available by telephone should the need for consultation arise. Representatives of PwC shall have the opportunity to make a statement at the Special Meeting if they so desire.

Audit Fees

The aggregate fees billed by PwC for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $524,000 for the year ended December 31, 2013 and $527,340 for the year ended December 31, 2014.

Audit-Related Fees

The aggregate fees PwC billed to the Fund for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit were $15,968 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2014. The aggregate fees PwC billed to the Adviser and any entity controlling, controlled by, or under common control with the Adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2013 and $0 for the year ended December 31, 2014.

Tax Fees

The aggregate tax fees PwC billed to the Fund for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $175,974 for the year ended December 31, 2013 and $115,181 for the year ended December 31, 2014. The aggregate tax fees PwC billed to the Adviser and any entity controlling, controlled by, or under common control with the Adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2013 and $0 for the year ended December 31, 2014.

All Other Fees

The aggregate fees PwC billed to the Fund for each of the last two fiscal years for products and services provided other than the services reported above were $0 for the year ended December 31, 2013 and $0 for the year ended December 31, 2014. The aggregate fees PwC billed to the Adviser and any entity controlling, controlled by, or under common control with the Adviser for products and services provided other than the services reported above were $6,450 for the year ended December 31, 2013 and $3,600 for the year ended December 31, 2014.

Other Audit-Related Disclosure

The Fund’s audit committee charter provides that the audit committee (comprised of the Independent Directors of the Fund) is responsible for pre-approval of all auditing services performed for the Fund. The audit committee also is responsible for pre-approval (subject to certain de minimis exceptions for non-audit services described in applicable regulations) of all non-auditing services performed for the Fund or an affiliate of the Fund. In addition, the Fund’s audit committee charter permits a designated member of the audit committee to pre-approve, between committee meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. The Fund’s audit committee pre-approved all fees described above that PwC billed to the Fund.

Less than 50% of the hours billed by PwC for auditing services to the Fund for its last fiscal year was for work performed by persons other than full-time permanent employees of PwC. In addition, the Fund’s Audit Committee has considered the non-audit services provided to the Fund, the Fund’s investment adviser and their affiliates and determined that these services do not compromise PwC’s independence.

Required Vote

A plurality of the total votes cast in person or by proxy at the Special Meeting at which a quorum is present is required for the election of each Director. Shareholders of all Portfolios will vote together as a single class on Proposal 1.

Recommended Shareholder Action

The Board unanimously recommends that shareholders vote FOR all nominees in Proposal 1. If Proposal 1 is not adopted, the Board will continue to consist of the existing Directors of the Fund.

PROPOSAL 2

New Advisory Fee Structure for Asset Allocation Portfolios

Background

The investment objective of each Asset Allocation Portfolio is set forth below:

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth.

Thrivent Moderate Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.

Each Asset Allocation Portfolio pursues its objective by investing in a combination of other Thrivent mutual funds and directly held financial instruments. Each Portfolio uses a prescribed asset allocation strategy involving a two-step process: the first step is the construction of a model for the allocation of the Portfolio’s assets across broad asset categories (namely, equity securities and debt securities). The second step involves the determination of sub-classes within the broad asset categories and target weightings for these sub-classes. Sub-classes may be based on market capitalization, investment style (such as growth or value), or economic sector for equity securities, or maturity, duration, security type or credit rating for debt securities. The use of target weightings for various sub-classes within broad asset categories is intended as a multistyle approach to reduce the risk of investing in securities having common characteristics.

Neither the investment objectives nor the primary investment strategies are being changed by this proposal. Rather, the proposal simplifies the structure of the Asset Allocation Portfolios’ investment advisory fees in order to benefit current shareholders and make them more attractive to potential shareholders.

When the Asset Allocation Portfolios were launched in 2005, the 1940 Act and the rules thereunder permitted funds of funds to invest only in affiliated mutual funds, government securities and short-term securities. In 2006, the Securities and Exchange Commission (the “SEC”) adopted Rule 12dl-2, which permits an affiliated fund of funds to invest in other securities as defined under the 1940 Act. In 2008, the Asset Allocation Portfolios also received exemptive relief from the SEC to invest directly in financial instruments, such as futures contracts, which may not be securities as defined under the 1940 Act.

The Asset Allocation Portfolios’ investment advisory fee from 2005 to 2009 was 0.15% on all assets, with breakpoints at $500 million and $2 billion. The Asset

Allocation Portfolios’ portfolios were comprised primarily of affiliated funds. Once the SEC adopted Rule 12d1-2 and permitted the Asset Allocation Portfolios to make investments in securities and other instruments beyond affiliated funds, government securities and short-term securities, it became evident that the existing fee structure would not be appropriate over the long term. The 0.15% advisory fee was not sufficient to cover Thrivent Financial’s costs in managing direct investments and thus incented Thrivent Financial to invest through affiliated mutual funds as opposed to holding securities directly.

The current bifurcated fee structure, which shareholders approved in 2009, was intended to align the interests of Thrivent Financial and shareholders. The investment advisory fee on directly held investments was set at a level intended to approximate the blended average investment advisory fee for the Thrivent mutual funds in which the Asset Allocation Portfolios typically invest. Thus, Thrivent Financial would not have an incentive to favor either directly held securities or other Thrivent mutual funds over the other, but would select the method of investing that was best for the Asset Allocation Portfolios and their shareholders. The current investment advisory fee structure has served the Asset Allocation Portfolios well and has provided competitive investment advisory fees to the shareholders. However, the current structure, while effective, is somewhat complicated.

As described further below, the Board and Thrivent Financial believe that simplifying the fee structure will benefit current shareholders and make the Asset Allocation Portfolios more attractive to potential shareholders. In addition, the Board and Thrivent Financial believe that a simplified fee structure is more consistent with the Fund’s brand messaging.

The Adviser

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, is the investment adviser for each of the Asset Allocation Portfolios. Thrivent Financial was organized as a Wisconsin fraternal benefit society in 1903. Thrivent Financial and its affiliates have been in the investment advisory business since 1986 and managed approximately $96 billion in assets as of December 31, 2014, including approximately $41 billion in mutual fund assets.

Advisory Agreement

Thrivent Financial currently serves as the investment adviser for each Asset Allocation Portfolio pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Fund and Thrivent Financial. The Board most recently approved the continuation of the Advisory Agreement on behalf of the Fund on October 29, 2014. Shareholders of the Asset Allocation Portfolios most recently voted on the Advisory Agreement when they approved the amendment to implement the current fee structure on May 15, 2009.

The Advisory Agreement provides that Thrivent Financial will provide overall investment supervision of the assets of each Asset Allocation Portfolio. Thrivent Financial furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under the Advisory Agreement. Thrivent Financial also pays all compensation of Directors, officers and employees of the Fund who are the Thrivent Financial’s affiliated persons. All costs and expenses not expressly assumed by Thrivent Financial under the Advisory Agreement are paid by the Asset Allocation Portfolios, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Directors other than those affiliated with the Adviser; (e) legal and audit expenses; (f) fees and expenses of the Fund’s custodian and transfer agent; (g) expenses incident to the issuance of the Fund’s shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (i) expenses of preparing, printing and mailing reports and notices and proxy material to the Fund’s shareholders; (j) all other expenses incidental to holding meetings of the Fund’s shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; and (l) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations that the Fund may have to indemnify its officers and Directors with respect thereto. The Advisory Agreement will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board. The vote for approval must include the approval of a majority of the Independent Directors. The Advisory Agreement terminates automatically upon assignment. With respect to each Asset Allocation Portfolio, the Advisory Agreement is terminable at any time without penalty by the Board or by the vote of a majority of the outstanding shares of such Asset Allocation Portfolio. The Adviser may terminate the Advisory Agreement on 60 days’ written notice to the Fund.

Upon approval of the proposed new advisory fee structure, Thrivent Financial will continue to serve as the investment adviser for each Asset Allocation Portfolio and the terms of the Advisory Agreement will be unchanged except with respect to the fee payable to Thrivent Financial by each Asset Allocation Portfolio as described in further detail below.

Advisory Fee Structure

Current Fee Structure

Currently, the investment advisory fees for the Asset Allocation Portfolios include an investment advisory fee applied to all assets and an additional investment advisory fee applied only to assets that are not Thrivent mutual funds. Specifically, the current fees are as follows (expressed as an annual rate of average daily net assets):

•	An investment advisory fee assessed on all assets. This fee is 0.15% for the first $500 million, 0.125% for assets over $500 million but less than $2 billion, 0.10% for assets over $2 billion but less than $5 billion, 0.075% for assets over $5 billion but less than $10 billion, and 0.05% for assets over $10 billion.

•	An investment advisory fee assessed on all assets other than investments in Thrivent mutual funds. The fees are as follows: 0.60% for Thrivent Aggressive Allocation Portfolio, 0.55% for Thrivent Moderately Aggressive Allocation Portfolio, 0.50% for Thrivent Moderate Allocation Portfolio, and 0.45% for Thrivent Moderately Conservative Allocation Portfolio.

•	The Asset Allocation Portfolios incur, indirectly, the investment advisory fees and other fees or expenses charged by other funds in which they invest.

Proposed Fee Structure

Under this proposal, the Asset Allocation Portfolios would charge a single investment advisory fee that encompasses the three types of investment advisory fees currently charged and described above. The proposed investment advisory fee is 0.75% for Thrivent Aggressive Allocation Portfolio, 0.70% for Thrivent Moderately Aggressive Allocation Portfolio, 0.65% for Thrivent Moderate Allocation Portfolio, and 0.60% for Thrivent Moderately Conservative Allocation Portfolio. Each Asset Allocation Portfolio’s fee schedule would have breakpoints decreasing the fee by 0.025% at $500 million, $2 billion, $5 billion and $10 billion. With respect to any investment advisory fees indirectly incurred by the Asset Allocation Portfolios from investments in other Thrivent mutual funds, Thrivent Financial would waive an equivalent amount of the Asset Allocation Portfolios’ investment advisory fee to offset such indirect investment advisory fees. Thrivent Financial would not waive other fees or expenses incurred by the other Thrivent mutual funds.

As described further below, the proposal is expected to lower the net expense ratios for each of the Asset Allocation Portfolios.

Reasons for the Proposal

While the Asset Allocation Portfolios have been successful, the Board and Thrivent Financial believe that the change to the fee structure will make them even more attractive to shareholders and prospective shareholders. Thrivent Financial believes that simplifying the fee structure will enable them to market the Asset Allocation Portfolios to a potential larger shareholder base. While the Asset Allocation Portfolios’ overall advisory fees are competitive, many funds with which they compete for shareholders do not charge an asset allocation fee on investments in affiliated funds. In addition, Thrivent Financial believes that having a somewhat complex fee structure could be perceived as inconsistent with its brand messaging. Accordingly, the Board and Thrivent Financial are proposing a change to a simple, single investment advisory fee.

Board Considerations

At its meeting on May 20, 2015, the Board voted unanimously to approve the proposed new fee structure for each Asset Allocation Portfolio. The Board had recently reapproved the existing Advisory Agreement between the Fund and Thrivent Financial for each Asset Allocation Portfolio at its meeting on October 29, 2014. In connection with its approval of the Advisory Agreement and the new fee structure, the Board considered the reasons for the proposal listed above as well as the following factors:

1.	The nature, extent, and quality of the services provided by Thrivent Financial;

2.	The performance of each Asset Allocation Portfolio;

3.	The advisory fee and net operating expense ratio of each Asset Allocation Portfolio compared to a peer group;

4.	The cost of services provided and profit realized by Thrivent Financial;

5.	The extent to which economies of scale may be realized as the Asset Allocation Portfolios grow;

6.	Whether the breakpoint levels reflect these economies of scale for the benefit of the Asset Allocation Portfolios’ shareholders;

7.	Other benefits realized by Thrivent Financial or its affiliates from their relationship with the Fund; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of all of the Independent Directors) met on six occasions from February 25 to October 28, 2014 to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each Portfolios in comparison to a peer group of comparable funds; portfolio turnover percentages; information with respect to services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by Thrivent Financial; asset and flow trends for the Portfolios; the cost of services and profit realized by Thrivent Financial and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios. The Board received information from the investment management staff of Thrivent Financial regarding the personnel providing services to the Portfolios, as well as changes in staff and systems and compliance enhancements. The Board also received periodic reports from Thrivent Financial’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year.

The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements and whether to recommend shareholder approval of the change of the fee structure of the Asset Allocation Portfolios. Each Independent Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Director may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Asset Allocation Portfolios by Thrivent Financial During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Portfolios under the Advisory Agreement. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of Thrivent Financial’s portfolio managers.

The Board received reports at each of its quarterly meetings from Thrivent Financial’s Head of Equity Investments and Head of Fixed Income Funds, as supplemented by Thrivent Financial’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds presented information about each of the Funds, including the Asset Allocation Portfolios. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Portfolios. Information was also presented to the Board describing the portfolio compliance functions performed by Thrivent Financial. The Independent Trustees also met in-person with and received quarterly reports from the Fund’s Chief Compliance Officer.

The Board considered the adequacy of Thrivent Financial’s resources used to provide services to the Fund pursuant to the Advisory Agreement. Thrivent Financial reviewed with the Board its process for overseeing the portfolio management teams of the Portfolios. In addition, Thrivent Financial explained how its investments in technology and personnel have benefitted the Portfolios and discussed continued investments in these resources. Thrivent Financial also discussed how it has continued to strengthen its compliance program. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated Thrivent Financial’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolio by Thrivent Financial supported renewal of the Advisory Agreement.

When reviewing the proposal to change the fee structure of the Asset Allocation Portfolios, the Board considered that Thrivent Financial provides both sophisticated strategic and tactical asset allocation as well as active security selection and management. The Board noted that Thrivent Financial reviews its strategic asset allocation periodically, using detailed quantitative analysis and incorporating the best historical data available with respect to the performance and characteristics of various asset classes. The Board considered that over time the Asset Allocation Portfolios have gradually invested a larger percentage of their assets in direct investments and have reduced their investments in affiliated mutual funds. The Board also noted that the Asset Allocation Portfolios do not currently invest a significant amount of their assets in exchange-traded funds (ETFs), as do some other mutual funds in their peer groups.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Portfolio’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and Head of Fixed Income Funds reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record.

The Board noted that all four of the Asset Allocation Portfolios have 1-, 3- and 5-year relative performance that is at or better than the median of their Lipper peer groups.

The Board received additional information regarding the Asset Allocation Portfolios’ performance compared to a customized benchmark that Thrivent Financial believes better represented the investment strategies of such Portfolios.

Advisory Fees and Fund Expenses

In renewing the Advisory Agreement, the Board reviewed information prepared by MPI comparing each Asset Allocation Portfolio’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees. On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable. The Board also reviewed information prepared by MPI comparing each Asset Allocation Portfolio’s overall expense ratio with the expense ratio of its peer group.

In connection with its review of the proposed change to the Asset Allocation Portfolios’ investment advisory fee structure, the Board considered information about how the proposed fees and net expense ratio would compare to each Portfolio’s peer group. On the basis of its review, the Board concluded that the proposed investment advisory fees were reasonable.

Cost of Services and Profitability

The Board considered Thrivent Financial’s estimates of its profitability, which included allocations by Thrivent Financial of its costs in providing advisory services to the Portfolios. The internal audit department (i.e., Business Risk Management) of Thrivent Financial conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of Thrivent Financial both overall and on a Portfolio-by-Portfolio basis. Based on its review of the data prepared by MPI and expense and profit information provided by Thrivent Financial, the Board concluded that the profits earned by Thrivent Financial from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Portfolios.

The Board considered the impact of the proposed investment advisory fee change on the profitability of the Asset Allocation Portfolios. The Board noted that Thrivent Financial’s profit margin for each of the Asset Allocation Portfolios was expected to decrease as a result of the change.

In approving the proposed change to the structure of the investment advisory fees, the Board considered that because the Asset Allocation Portfolios do not generally use passive strategies such as indexing or purchasing ETFs in significant amounts (though Thrivent Financial does use futures contracts), Thrivent Financial bears additional costs in providing active management to the Funds. Thrivent Financial explained to the Board that directly managing different asset classes in various “sleeves” is more difficult and more expensive to manage than would be a fund that was passively managed through indexing or the purchase of ETFs. In addition, the Board considered that Thrivent Financial employs an investment strategy for the Asset Allocation Portfolios that includes significant investments in assets across the globe, and that investing globally is more expensive than investing domestically.

Economies of Scale and Breakpoints

When it approved the Advisory Agreement, the Board considered information regarding the extent to which economies of scale may be realized as a Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. Thrivent Financial explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by Thrivent Financial related to advisory fee rates and breakpoints in the advisory fee rates. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by Thrivent Financial, and/or a lower overall fee rate. The Board viewed favorably that Thrivent Financial agreed to implement additional breakpoints for the Asset Allocation Portfolios that became effective on January 1, 2015.

In reviewing the proposed change to the Asset Allocation Portfolios’ fee schedule, the Board considered that funds in their peer groups are part of much larger fund complex, which allows those funds to accrue economies of scale at a higher level. It noted that the Thrivent fund complex is notably smaller than the median size of the respective peer groups.

Other Benefits to Thrivent Financial and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that Thrivent Financial and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Portfolios. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to Thrivent Financial and its affiliates derived from its relationship with the Fund, including, among other things, research received by Thrivent Financial generated from commission dollars spent on the Portfolios’ portfolio trading. The Board reviewed with Thrivent Financial these arrangements and the reasonableness of the costs relative to the services performed. The Board considered Thrivent Financial’s brokerage reports and representations that it evaluates any soft-dollar arrangements for compliance with applicable requirements, particularly with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934, and for compliance with Thrivent Financial’s duty to seek best execution.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Board, including all of the Independent Directors voting separately, approved the Advisory Agreement.

Current and Pro Forma Fees

Set forth below are tables showing the current expenses of each of the Asset Allocation Portfolios, together with pro forma expenses for each of the Asset Allocation Portfolios under the proposed advisory fee structure.

Thrivent Aggressive Allocation Portfolio

SHAREHOLDER FEES

	Current Expenses	Pro Forma
Maximum Sales Charge (Load)	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A

ANNUAL PORTFOLIO OPERATING EXPENSES

	Current Expenses	Pro Forma
Management Fees	0.45%	0.74%
Other Expenses	0.05%	0.05%
Acquired Portfolio (Underlying Portfolio) Fees and Expenses	0.38%	0.38%
Total Annual Portfolio Operating Expenses	0.88%	1.17%
Less Expense Reimbursement[1]	0.00%	0.35%
Net Annual Portfolio Operating Expenses	0.88%	0.82%

[1]	The Adviser has contractually agreed, for as long as the proposed fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which the Adviser serves as investment adviser. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions your cost would be:

Current Example				Pro Forma
One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
$90	$281	$488	$1,084	$84	$262	$455	$1,014

Thrivent Moderately Aggressive Allocation Portfolio

SHAREHOLDER FEES

	Current Expenses	Pro Forma
Maximum Sales Charge (Load)	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A

ANNUAL PORTFOLIO OPERATING EXPENSES

	Current Expenses	Pro Forma
Management Fees	0.42%	0.66%
Other Expenses	0.03%	0.03%
Acquired Portfolio (Underlying Portfolio) Fees and Expenses	0.32%	0.32%
Total Annual Portfolio Operating Expenses	0.77%	1.01%
Less Expense Reimbursement[1]	0.00%	0.29%
Net Annual Portfolio Operating Expenses	0.77%	0.72%

[1]	The Adviser has contractually agreed, for as long as the proposed fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which the Adviser serves as investment adviser. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.

EXAMPLE

Current Example				Pro Forma
One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
$79	$246	$428	$954	$74	$230	$401	$894

Thrivent Moderate Allocation Portfolio

SHAREHOLDER FEES

	Current Expenses	Pro Forma
Maximum Sales Charge (Load)	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A

ANNUAL PORTFOLIO OPERATING EXPENSES

	Current Expenses	Pro Forma
Management Fees	0.42%	0.60%
Other Expenses	0.02%	0.02%
Acquired Portfolio (Underlying Portfolio) Fees and Expenses	0.25%	0.25%
Total Annual Portfolio Operating Expenses	0.69%	0.87%
Less Expense Reimbursement[1]	0.00%	0.23%
Net Annual Portfolio Operating Expenses	0.69%	0.64%

[1]	The Adviser has contractually agreed, for as long as the proposed fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which the Adviser serves as investment adviser. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.

EXAMPLE

Current Example				Pro Forma
One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
$70	$221	$384	$859	$65	$205	$357	$798

Thrivent Moderately Conservative Allocation Portfolio

SHAREHOLDER FEES

	Current Expenses	Pro Forma
Maximum Sales Charge (Load)	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A

ANNUAL PORTFOLIO OPERATING EXPENSES

	Current Expenses	Pro Forma
Management Fees	0.41%	0.57%
Other Expenses	0.03%	0.03%
Acquired Portfolio (Underlying Portfolio) Fees and Expenses	0.20%	0.20%
Total Annual Portfolio Operating Expenses	0.64%	0.80%
Less Expense Reimbursement[1]	0.00%	0.19%
Net Annual Portfolio Operating Expenses	0.64%	0.61%

[1]	The Adviser has contractually agreed, for as long as the proposed fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which the Adviser serves as investment adviser. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.

EXAMPLE

Current Example				Pro Forma
One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
$65	$205	$357	$798	$62	$195	$340	$762

Additional Information About the Adviser

Thrivent Financial received the following amounts in advisory fees from the Asset Allocation Portfolios for the fiscal year ended December 31, 2014:

Thrivent Aggressive Allocation Portfolio	$3,852,619
Thrivent Moderately Aggressive Allocation Portfolio	$19,122,347
Thrivent Moderate Allocation Portfolio	$33,323,215
Thrivent Moderately Conservative Allocation Portfolio	$14,163,249

If the proposed fee structure were in effect during the fiscal year ended December 31, 2014, Thrivent Financial would have received the following advisory fees from the Asset Allocation Portfolios:

	Pro Forma Fees	Difference between Actual and Pro Forma
Thrivent Aggressive Allocation Portfolio	$3,322,263	14%
Thrivent Moderately Aggressive Allocation Portfolio	$16,831,716	12%
Thrivent Moderate Allocation Portfolio	$29,661,117	11%
Thrivent Moderately Conservative Allocation Portfolio	$13,213,513	7%

Thrivent Financial provides both administrative and accounting services to the Asset Allocation Portfolios under an Administrative Services Agreement. Under this Agreement, each Portfolio pays Thrivent Financial an annual fee equal to the sum of $70,000 plus 0.02 percent of the Portfolio’s average daily net assets. The total dollar amounts paid to Thrivent Financial (and its affiliated company, Thrivent Financial Investor Services) for such services by each Asset Allocation Portfolio during the fiscal year ended December 31, 2014 was:

Thrivent Aggressive Allocation Portfolio	$237,595
Thrivent Moderately Aggressive Allocation Portfolio	$921,586
Thrivent Moderate Allocation Portfolio	$1,563,056
Thrivent Moderately Conservative Allocation Portfolio	$723,289

Each of the services described above will continue to be provided if the proposed new advisory fee structure is approved.

The Asset Allocation Portfolios did not pay any brokerage commissions to affiliated brokers during its last fiscal year.

The name and principal occupation of the directors and principal executive officers of the Adviser are as set forth below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Bradford L. Hewitt	Chairman of the Board, President and CEO

N. Cornell Boggs, III	Director

Kirk D. Farney	Director

F. Mark Kuhlmann	Director

Bonnie E. Raquet	Director

Allan R. Spies	Director

Kenneth A. Carow	Director

Mark A. Jeske	Director

Kathryn V. Marinello	Director

Alice M. Richter	Director

Adrian M. Tocklin	Director

Eric J. Draut	Director

Frederick G. Kraegel	Director

Frank H. Moeller	Director

James H. Scott	Director

Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer

Knut A. Olson	Senior Vice President, Financial Network

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Anne deBruin Sample	Senior Vice President and Chief Human Resources Officer

Russell W. Swansen	Senior Vice President and Chief Investment Officer

James A. Thomsen	Senior Vice President and Chief Marketing Officer

Terry W. Timm 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Shared Services & Administration

Edward J. Dryden	Investment Adviser Chief Compliance Officer

The following Director and officers of the Fund are also officers of the Adviser:

Affiliated Person	Position with Fund	Position with the Adviser
Russell W. Swansen	Chief Investment Officer	Senior Vice President and Chief Investment Officer

David S. Royal	President	Vice President

No Director had any material interest, direct or indirect, in any material transaction since the beginning of the fiscal year ended December 31, 2014, or in any material proposed transaction, to which the Adviser, any parent of subsidiary of the Adviser or any subsidiary or parent of such entities was or is to be a party.

Required Vote

To be effective with respect to any Asset Allocation Portfolio, Proposal 2 must receive the affirmative vote of “a majority of the outstanding voting securities” of the particular Portfolio entitled to vote on the proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Portfolio means the lesser of (1) the vote of the holders of more than 50% of the outstanding shares of the Portfolio or (2) the vote of 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy. It is possible that shareholders of one or more Portfolios may approve one of these proposals, while shareholders of the other Portfolio(s) do not. In that case, the particular proposal would become effective for the Portfolio(s) whose shareholders approved the proposal, but not for the remaining Portfolio(s).

Recommended Shareholder Action

The Board unanimously recommends that shareholders vote FOR approval of Proposal 2.

OTHER INFORMATION

No Annual Meetings of Shareholders

There will be no annual or further special meetings of shareholders of the Fund unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

Whether or not you plan to attend this special meeting, please fill in, date and sign the voting instruction form and return it promptly in the enclosed envelope. No postage is necessary if the voting instruction form is mailed within the United States. Alternatively, you may vote by telephone or the Internet by using the telephone number or website address on the enclosed voting instruction form.

June 18, 2015

Date of Proxy Statement

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting Thrivent Financial for Lutherans building, 625 Fourth Avenue South Minneapolis, MN 55415 on August 14, 2015

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	THRIVENT SERIES FUND, INC.	VOTING INSTRUCTION CARD
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 14, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THRIVENT SERIES FUND, INC.

The undersigned hereby appoints David S. Royal, Michael W. Kremenak and James M. Odland, and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, to be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 14, 2015 at 9:30 a.m. Central Time, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the particular portfolio which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse, and any other matters to come before the Special Meeting, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

If you sign below but do not mark instructions, the proxies will vote all shares of the portfolio of Thrivent Series Fund, Inc. attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the proxies will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date	TSF_26705_VI_060115-BK1

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Thrivent Series Fund, Inc.

Special Meeting of Shareholders to Be Held on August 14, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/thr-26705

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS
Thrivent Aggressive Allocation Portfolio	Thrivent Balanced Income Plus Portfolio	Thrivent Bond Index Portfolio
Thrivent Diversified Income Plus Portfolio	Thrivent Growth and Income Plus Portfolio	Thrivent High Yield Portfolio
Thrivent Income Portfolio	Thrivent Large Cap Growth Portfolio	Thrivent Large Cap Index Portfolio
Thrivent Large Cap Stock Portfolio	Thrivent Large Cap Value Portfolio	Thrivent Limited Maturity Bond Portfolio
Thrivent Mid Cap Growth Portfolio	Thrivent Mid Cap Index Portfolio	Thrivent Mid Cap Stock Portfolio
Thrivent Moderate Allocation Portfolio	Thrivent Moderately Aggressive Allocation Portfolio	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Money Market Portfolio	Thrivent Natural Resources Portfolio	Thrivent Opportunity Income Plus Portfolio
Thrivent Partner All Cap Portfolio	Thrivent Partner Emerging Markets Equity Portfolio	Thrivent Partner Growth Stock Portfolio
Thrivent Partner Healthcare Portfolio	Thrivent Partner Mid Cap Value Portfolio	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio	Thrivent Partner Technology Portfolio	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Real Estate Securities Portfolio	Thrivent Small Cap Index Portfolio	Thrivent Small Cap Stock Portfolio

Please detach at perforation before mailing.

THE SOLICITATION OF THIS VOTING INSTRUCTION IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

1. To elect Directors of the Fund.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Russell W. Swansen	02. David S. Royal	03. Janice B. Case	04. Richard L. Gady	☐	☐	☐
05. Richard A. Hauser	06. Marc S. Joseph	07. Paul R. Laubscher	08. James A. Nussle
09. Douglas D. Sims	10. Constance L. Souders

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”

and write the nominee’s number on the line below.

2.	To approve a new investment advisory fee structure for Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio and Thrivent Moderately Conservative Allocation Portfolio.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Thrivent Aggressive Allocation Portfolio	☐	☐	☐	Thrivent Moderately Aggressive Allocation Portfolio	☐	☐	☐
Thrivent Moderate Allocation Portfolio	☐	☐	☐	Thrivent Moderately Conservative Allocation Portfolio	☐	☐	☐

3.	To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

TSF_26705_VI_060115-BK1